EXHIBIT 32.01
SUPERIOR BANCORP
Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Superior Bancorp (the “Company”) certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 14, 2008

/s/ C. Stanley Bailey
C. Stanley Bailey
Chief Executive Officer

     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

Exhibit 32.02
SUPERIOR BANCORP
Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Superior Bancorp (the “Company”) certifies that the Annual Report on Form 10-K of the Company for the year ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 14, 2008

/s/ Mark A. Tarnakow
Mark A. Tarnakow
Chief Financial Officer (Principal Financial Officer)

     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.